UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Wynkoop Street, Suite 500

Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 595-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.Material Modification to Rights of Security Holders.

The material included in Item 5.03, below, is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2015, at the annual meeting of shareholders of Chipotle Mexican Grill, Inc., Chipotle’s shareholders approved the Amended and Restated Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan which had previously been approved by Chipotle’s Board of Directors. The Amended and Restated 2011 Stock Incentive Plan became effective as of May 14, 2015.

For a description of the Amended and Restated Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan, please see Proposal 4 in Chipotle’s definitive proxy statement for its 2015 annual meeting, filed with the Securities and Exchange Commission on March 26, 2015.  The Amended and Restated Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan was attached as Appendix A to the definitive proxy statement and is filed as Exhibit 10.1 to this report, and is incorporated herein by reference.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2015, at the annual meeting of shareholders of Chipotle Mexican Grill, Inc., Chipotle’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to enable the implementation of majority voting in uncontested elections for directors to serve on the Board.  The Amended and Restated Certificate of Incorporation, as amended, previously included a provision requiring the election of directors to be by plurality vote, and that provision has been eliminated.

Also at the annual meeting, Chipotle’s shareholders approved an amendment to the Amended and Restated Certificate of Incorporation, as amended, removing super majority voting provisions and providing that in order for the shareholders to remove directors from the Board, or to adopt, amend or repeal any bylaw, an affirmative vote of the holders of at least a majority in voting power of Chipotle’s outstanding capital stock will be required.

The amendments to Chipotle’s Amended and Restated Certificate of Incorporation, as amended, were filed with the Secretary of State of the State of Delaware on May 14, 2015.

Item 5.07.Submission of Matters to a Vote of Security Holders.

Chipotle Mexican Grill, Inc. held its annual meeting of shareholders on May 13, 2015. At the annual meeting, shareholders voted on the matters set forth below. The final voting results were as follows:

(1)	Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Charlesworth	24,987,050	920,187	2,696,807
Kimbal Musk	25,245,497	661,740
Monty Moran	25,216,779	690,458
Pat Flynn	24,743,987	1,163,250
Steve Ells	24,737,185	1,170,052
Stephen Gillett	25,377,270	529,967

(2)	An advisory vote to approve the compensation of our executive officers as disclosed in our proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,458,618	1,181,380	267,239	2,696,807

(3)	Ratification of the appointment of Ernst & Young LLP as independent auditors:

Votes For	Votes Against	Abstentions
27,740,751	705,940	157,353

(4)	Proposal to approve the Chipotle Mexican Grill, Inc. Amended and Restated 2011 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,408,314	6,341,913	157,010	2,696,807

(5)

Proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of Chipotle Mexican Grill, Inc., to eliminate a provision requiring the election of directors to be by plurality vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,678,064	38,652	190,521	2,696,807

(6)

Proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of Chipotle Mexican Grill, Inc., as amended, to change provisions requiring approval of certain matters by holders of no less than a two-thirds majority of our outstanding common stock to allow approval of those matters by a majority of our outstanding stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,672,272	43,744	191,221	2,696,807

(7)

Proposal to approve amendments to the Chipotle Mexican Grill, Inc. Amended and Restated Bylaws to adopt a “proxy access” bylaw allowing a shareholder, or group of not more than 20 shareholders, owning an aggregate of not less than 5% of our outstanding common stock for not less than three years to submit a limited number of candidates for election to our Board and to require us to include such candidate(s), subject to satisfaction of the requirements of our bylaws, in our proxy material for the meeting at which such election will be held:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,923,937	16,789,360	193,940	2,696,807

(8)

A shareholder proposal requesting that the Board of Directors adopt and present for shareholder approval a “proxy access” bylaw to allow a shareholder or group of shareholders owning an aggregate of 3% or more of our outstanding common stock continuously for at least three years to submit a limited number of candidates for election to our Board and to require us to include such candidate(s), subject to satisfaction of the requirements of our bylaws, in our proxy material for the meeting at which such election will be held:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,818,183	12,890,193	198,861	2,696,807

(9)	A shareholder proposal requesting specification of equity awards in equity compensation plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
524,996	25,174,365	207,876	2,696,807

(10)	A shareholder proposal requesting adoption of a stock retention policy for senior executives:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,223,721	19,464,976	218,540	2,696,807

(11)	A shareholder proposal requesting adoption of a policy restricting the acceleration of vesting of equity awards in the event of a change in control:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,449,514	16,253,516	204,207	2,696,807

(12)	A shareholder proposal to issue an annual sustainability report meeting specified criteria:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,568,136	14,676,123	4,662,978	2,696,807

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Chipotle Mexican Grill, Inc. (implementing simple majority voting)
Exhibit 3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Chipotle Mexican Grill, Inc. (removing plurality voting standard)
Exhibit 10.1	Amended and Restated Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

May 15, 2015	By:	/s/ Monty Moran
		Name:	Monty Moran
		Title:	Co-Chief Executive Officer

Exhibit Index

Exhibit 3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Chipotle Mexican Grill, Inc. (implementing simple majority voting)
Exhibit 3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Chipotle Mexican Grill, Inc. (removing plurality voting standard)
Exhibit 10.1	Amended and Restated Chipotle Mexican Grill, Inc. 2011 Stock Incentive Plan